Exhibit 99.1


January 20, 2004



United States Securities
and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioner:

We have read the statements made by Nova Biogenetics, Inc. which was provided to us on January 20, 2004, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated January 16, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


 /s/ Sherb & Co., LLP
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 Sherb & Co., LLP